Exhibit 99.1

Biote Names Robert Peterson as Chief Financial Officer

IRVING, TX — January 11, 2024 — biote Corp. (NASDAQ: BTMD) (“Biote” or the “Company”), a leading solutions provider in preventive health care through the delivery of personalized hormone optimization and therapeutic wellness, today announced that Robert Peterson has been named Chief Financial Officer, effective January 8, 2024. Mr. Peterson will lead Biote’s finance operations, including accounting and controllership, financial planning and analysis, financial reporting, internal audit, tax, treasury and investor relations. Mr. Peterson succeeds Samar Kamdar, who is transitioning to pursue other opportunities, but will remain as an advisor to the Company during a transition period. Mr. Kamdar’s transition is unrelated to the Company’s financial results or any disagreement with the Company over its accounting principles, practices or financial disclosures.

Mr. Peterson brings 15 years of health and wellness industry experience as well as public company experience to Biote. Prior to joining the Company, he served as Executive Vice President, Chief Financial Officer of Virbac Corporation, a subsidiary of Virbac S.A., a global veterinary pharmaceutical and wellness company. Additionally, he spent eight years at Alcon Laboratories/Novartis Eye Care, where he held roles of progressive responsibility, including Global Head of Business Planning and Analysis as well as Finance Manager Investor Relations.

Terry Weber, Biote Chief Executive Officer, said, “Bob is a proven and highly accomplished finance executive, with a record of driving successful financial and operational performance across organizations. His extensive experience and deep expertise in financial planning and analysis will be instrumental as we execute on our strategic vision to become the leading provider of evidence-based therapeutic wellness solutions.”

Ms. Weber continued, “I appreciate Samar’s assistance in ensuring a smooth transition period. On behalf of our Board of Directors, I want to thank Samar for his valuable contributions and wish him the best in his future endeavors.”

Mr. Peterson commented, “I am pleased to join Biote at this pivotal time as the company continues to expand into the growing market for therapeutic wellness. I look forward to working with Biote’s management team to maximize our growth opportunities, further our operating efficiencies and deliver on our financial objectives.”

About Biote

Biote is transforming healthy aging through innovative, personalized hormone optimization and therapeutic wellness solutions delivered by Biote-certified medical providers. Biote trains practitioners to identify and treat early indicators of aging conditions, an underserved global market, providing affordable symptom relief for patients and driving clinic success for practitioners.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “hope,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “might,” “ongoing,” “potential,” “predict,” “would” and other similar expressions, are intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: the success of our dietary supplements to attain significant market acceptance among clinics, practitioners and their patients; our customers’ reliance on certain third parties to support the manufacturing of bio-identical hormones for prescribers; our and our customers’ sensitivity to regulatory, economic, environmental and competitive conditions in certain geographic regions; our ability to increase the use by practitioners and clinics of the Biote Method at the rate that we anticipate or at all; our ability to grow our business; the significant competition we face in our industry; the impact of strategic acquisitions and the implementation of our growth strategies; our limited operating history; our ability to protect our intellectual property; the heavy regulatory oversight in our industry; changes in applicable laws or regulations; the inability to profitably expand in existing markets and into new markets; the possibility that we may be adversely impacted by other economic, business and/or competitive factors, including recent bank failures; and future exchange and interest rates. The foregoing list of factors is not exhaustive. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Biote’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 and other documents filed by Biote from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Biote assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Biote does not give any assurance that it will achieve its expectations.

Contacts

Investor Relations:

Eric Prouty

AdvisIRy Partners

eric.prouty@advisiry.com

Media:

Press@biote.com